Exhibit 32

The following certifications are being furnished solely to accompany the Annual Report on Form 10-K to which they are attached pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238. These certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Skilled Healthcare Group, Inc., a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

(1)	the accompanying Annual Report of the Company on Form 10-K for the year ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2011	/s/ Boyd Hendrickson
Boyd Hendrickson
Chairman of the Board, Chief Executive Officer and Director
(Principal Executive Officer)

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Skilled Healthcare Group, Inc., a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

(1)	the accompanying Annual Report of the Company on Form 10-K for the year ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2011	/s/ Devasis Ghose
Devasis Ghose
Executive Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Skilled Healthcare Group, Inc. and will be retained by Skilled Healthcare Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.